U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2017

MEDICINE MAN TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-55450	46-5289499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

4880 Havana Street

Suite 201

Denver, Colorado 80239

(Address of principal executive offices)

(303) 371-0387

(Issuer’s Telephone Number)

___________________________________

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment is being filed to provide the information required by Item 9.01(a) of this Report, including independent audit of the financial statements of Denver Consulting Group for the fiscal years ended December 31, 2016 and 2015 and notes thereto, along with unaudited interim periods financial statements for the nine months ended September 30, 2017 and 2016, and pro forma consolidated financial statements applicable to this transaction.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

Filed herewith and incorporated herein by reference are the financial statements of Denver Consulting Group for the Years ended December 31, 2016 and 2015, and for the Nine Months ended September 30, 2017 and 2016.

(b) Proforma Financial Information

Filed herewith as Exhibit 99.3 and incorporated herein by reference are the combined unaudited pro forma financial statements of Medicine Man Technologies, Inc. and Denver Consulting Group for the periods ended September 30, 2017 and December 31, 2016.

(d) Financial Statements and Exhibits

Exhibit 99.1	Denver Consulting Group financial statements for the nine months ended September 30, 2017 (Unaudited)

Exhibit 99.2	Denver Consulting Group financial statements for the twelve months ended December 31, 2016 and December 31, 2015 (Unaudited)

Exhibit 99.3	Combined Pro forma financials for the nine months ended September 30, 2017 and year ended December 31, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.
(Registrant)

Dated: January 19, 2018	By:	/s/ Brett Roper
Brett Roper, Chief Executive Officer

Dated: January 19, 2018	By:	/s/ Jonathan Sandberg
Jonathan Sandberg, Chief Financial Officer

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